Dear Shareholder:

The Victory Portfolios Prospectus is being revised to reflect a change in the benchmark of the Small Company Opportunity Fund.

The Victory Portfolios

Value Fund

Stock Index Fund

Established Value Fund

Special Value Fund

Small Company Opportunity Fund

Focused Growth Fund

Supplement dated January 2, 2008

To the Prospectus dated March 1, 2007, as revised June 4, and August 31, 2007

On page 26, under “Investment Performance,” delete the Average Annual Total Return table and insert the following:

Average Annual Total Returns (for the Periods Ended December 31, 2006)	1 Year	5 Years	10 Years (or Life of Fund)

Class R
Before Taxes	21.33%	14.41%	10.42%
After Taxes on Distributions	17.91%	12.70%	8.77%
After Taxes on Distributions and Sale of Fund Shares	16.83%	12.24%	8.58%
Russell 2000® Index(1)	18.37%	11.39%	9.44%
Russell 2000® Value Index(2)	23.48%	15.37%	13.27%

Class A
Before Taxes	14.66%	13.41%	12.14	%(3)
Russell 2000® Index(1)	18.37%	11.39%	10.76	%(3)
Russell 2000® Value Index(2)	23.48%	15.37%	15.88	%(3)

(1)     The Russell 2000® Index is a broad-based unmanaged index that measures the performance of small capitalization domestically traded common stocks.  The Russell 2000® Index includes the 2000 securities within the Russell 3000 with the smallest capitalization. It is not possible to invest directly in an index.

(2)     Effective October 24, 2007, the Fund changed its benchmark index to the Russell 2000® Value Index.  The Adviser believes that this index better reflects the management style of the Fund, as the Fund focuses on the small-cap value segment of the U.S. equity universe. It is not possible to invest directly in an index.

(3)     Performance is from March 26, 1999, inception date of Class A shares.

Please insert this supplement in the front of your prospectus.  If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

VF-EQTY-SUPP3

THE VICTORY PORTFOLIOS

Balanced Fund	Fund for Income	Ohio Municipal Money Market Fund
Core Bond Fund	Government Reserves Fund (formerly,	Prime Obligations Fund
Diversified Stock Fund	Gradison Government Reserves Fund)	Small Company Opportunity Fund
Established Value Fund	Institutional Money Market Fund	Special Value Fund
Federal Money Market Fund	Investment Grade Convertible Fund	Stock Index Fund
Financial Reserves Fund	(formerly, Convertible Fund)	Tax-Free Money Market Fund
Focused Growth Fund	National Municipal Bond Fund	Value Fund
Ohio Municipal Bond Fund

Supplement dated January 2, 2008 to the

Statement of Additional Information (“SAI”) dated August 31, 2007.

Due to her resignation, effective December 31, 2007, Ms. Frankie D. Hughes is no longer a Trustee of the Trust.

The following modifies the section of the SAI entitled “Trustees and Officers,” which begins on page 56:

TRUSTEES AND OFFICERS

Board of Trustees.

Overall responsibility for management of the Trust rests with the Board.  The Trust is managed by the Board, in accordance with the laws of the State of Delaware.  As a result of Mr. Noall’s death in March 2007 and the resignation of Ms. Hughes, effective December 31, 2007, the Board currently has two vacancies and eight Trustees, none of whom are “interested persons” of the Trust within the meaning of that term under the 1940 Act (“Independent Trustees”).  The Trustees, in turn, elect the officers of the Trust to supervise actively its day-to-day operations.

VP-SAI-SUP4